UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019 (August 7, 2019)

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway,

Bothell, WA 98021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 402-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2019 (the “Original Form 8-K”) is being filed to amend Item 9.01 to the Original Form 8-K to include certain financial statements related to BioLife Solutions, Inc.’s (the “Company”) acquisition of 100% of the capital shares of SAVSU Technologies, Inc. (“SAVSU”) as reported on the Original Form 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of SAVSU as of and for the fiscal year ended December 31, 2018 and the unaudited financial statements of SAVSU as of and for the fiscal quarter six months ended June 30, 2019 are filed as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations of the Company relating to the acquisition of the capital shares of SAVSU as of and for the fiscal year ended December 31, 2018 and the statement of operations and balance sheet for the fiscal quarter six months ended June 30, 2019 are filed as Exhibit 99.3 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Peterson Sullivan LLP

99.1	The audited financial statements of SAVSU as of and for the fiscal year ended December 31, 2018.

99.2	The unaudited financial statements of SAVSU as of and for the fiscal quarter six months ended June 30, 2019.

99.3

The unaudited pro forma combined statement of operations of the Company relating to the acquisition of the capital shares of SAVSU as of and for the fiscal year ended December 31, 2018 and the statement of operations and balance sheet for the second quarter ended June 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolife Solutions, Inc.

Date: October 23, 2019	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial Officer